UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On February 7, 2017, The Bank of New York Mellon Corporation (the “Company”) issued $1,250,000,000 aggregate principal amount of its 2.600% Senior Medium-Term Notes Series J due 2022 (the “5-year Senior Notes”) and $1,000,000,000 aggregate principal amount of its 3.442% Fixed Rate/Floating Rate Callable Senior Medium-Term Notes Series J due 2028 (the “11-year Senior Notes” and, together with the 5-year Senior Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-209450). In connection with this issuance, the form of the 11-year Senior Notes is being filed as Exhibit 4.1 to this report and the legal opinion as to the legality of the Notes is being filed as Exhibit 5.1 to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit
Number	Description

4.1	Form of Fixed Rate/Floating Rate Callable Senior Medium-Term Notes Series J.

5.1	Opinion of Kathleen B. McCabe.

23.1	Consent of Kathleen B. McCabe (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: February 7, 2017	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

4.1	Form of Fixed Rate/Floating Rate Callable Senior Medium-Term Notes Series J.	Filed herewith

5.1	Opinion of Kathleen B. McCabe.	Filed herewith

23.1	Consent of Kathleen B. McCabe.	Included in Exhibit 5.1

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